UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2026

LQR HOUSE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41778	86-1604197
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6538 Collins Ave. Suite 344 Miami Beach, Florida	33141
(Address of principal executive offices)	(Zip Code)

(786) 389-9771

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	YHC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Item 1.01. Entry into a Material Definitive Agreement.

On May 20, 2026, LQR House Inc. (the “Company”) entered into a Note Purchase Agreement (the “Purchase Agreement”) with certain non-U.S. purchasers party thereto (the “Purchasers”), pursuant to which the Company issued unsecured promissory notes (the “Notes”) to the Purchasers in an aggregate principal amount of up to $60,000,0000.

Pursuant to the Purchase Agreement, the Purchasers have committed to fund advances under the Notes from time to time during the availability period specified therein upon the Company’s delivery of draw notices in accordance with the terms of the Purchase Agreement. Funding under the Notes may be made in either (i) United States Dollars or (ii) certain agreed digital assets, in each case pursuant to the procedures set forth in the Purchase Agreement.

The Notes bear interest at a rate of 6.0% per annum and mature on May 20, 2028, unless earlier accelerated in accordance with their terms. The Notes constitute unsecured obligations of the Company and rank pari passu in right of payment with the Company’s other unsecured and unsubordinated indebtedness and senior in right of payment to indebtedness expressly subordinated to the Notes and to the Company’s equity securities.

The Purchase Agreement and the Notes contain customary representations and warranties, affirmative covenants, negative covenants and events of default.

The foregoing descriptions of the Purchase Agreement and the Notes do not purport to be complete and are qualified in their entirety by reference to the full text of the forms of the Purchase Agreement and Note, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Form of Note Purchase Agreement, dated as of May 20, 2026, by and between the Company and the Purchasers.
10.2	Form of Promissory Note.
104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LQR HOUSE INC.

Dated: May 22, 2026	By:	/s/ Sean Dollinger
	Name:	Sean Dollinger
	Title:	Chief Executive Officer

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